News Release

FOR IMMEDIATE RELEASE

Core & Main Announces $500 Million Increase
to Share Repurchase Authorization

ST. LOUIS, Dec. 9, 2025—Core & Main, Inc. (NYSE: CNM) ("Core & Main" or the “Company”), a leading specialty distributor dedicated to advancing reliable infrastructure with local service, nationwide, today announced that its board of directors has authorized a $500 million increase to the Company’s existing share repurchase program, bringing the total authorization to $1 billion of Core & Main’s Class A Common Stock (the “Repurchase Authorization”). As of December 8, 2025, Core & Main has repurchased approximately $316 million of Class A Common Stock under the Repurchase Authorization, leaving approximately $684 million available for future repurchases.

The timing and amount of any share repurchases will be determined by the Company at its discretion based on ongoing evaluation of general market conditions, the market price of Core & Main’s Class A Common Stock, the Company’s capital needs and other factors. Under the Repurchase Authorization, share repurchases may be made through a variety of methods, which may include open market or privately negotiated transactions, including accelerated repurchase transactions, block trades or trading plans intended to comply with Rule 10b5-1 under the Securities Exchange Act of 1934, as amended. The Repurchase Authorization does not obligate Core & Main to acquire any particular amount of Class A Common Stock, and it may be further amended, suspended or terminated at any time at the Company’s discretion. Core & Main currently expects to fund repurchases under the Repurchase Authorization using existing cash and cash equivalents, short-term borrowings and/or future cash flows.

About Core & Main
Based in St. Louis, Core & Main is a leader in advancing reliable infrastructure® with local service, nationwide®. As a specialty distributor with a focus on water, wastewater, storm drainage and fire protection products and related services, Core & Main provides solutions to municipalities, private water companies and professional contractors across municipal, non-residential and residential end markets, nationwide. With more than 370 locations across the U.S., the company provides its customers local expertise backed by a national supply chain. The 5,700 associates at Core & Main are committed to helping their communities thrive with safe and reliable infrastructure. Visit coreandmain.com to learn more.

Cautionary Note Regarding Forward-Looking Statements
Certain statements contained in this press release include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include information concerning Core & Main’s financial and operating outlook, as well as any other statement that does not directly relate to any historical or current fact. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “could,” “should,” “forecasts,” “expects,” “intends,” “plans,” “anticipates,” “projects,” “outlook,” “believes,” “estimates,” “predicts,” “potential,” “continue,” “preliminary,” or the negative of these terms or other comparable terminology. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give you no assurance these expectations will prove to have been correct. These forward-looking statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to differ materially from any future results, levels of activity, performance, or achievements expressed or implied by these forward-looking statements.
cont.

Additional information concerning these and other factors can be found in our filings with the Securities and Exchange Commission. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made and, except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events, or otherwise.

Contacts
Investor Relations:
Glenn Floyd, 314-624-2263
InvestorRelations@CoreandMain.com

Media Relations:
Patrick Lunsford, 314-789-0726
Media@CoreandMain.com

Core & Main Announces $500M Increase to Share Repurchase Authorization